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                                                                   EXHIBIT 10.45

                          BILL OF SALE AND ASSIGNMENT

     THIS BILL OF SALE AND ASSIGNMENT, dated effective as of February 18, 2003, is made by GROUP 1 REALTY, INC., a Delaware corporation ("Seller") for the benefit of REHCO, L.L.C., an Oklahoma limited liability company ("Buyer").

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Seller, Seller hereby sells, conveys, transfers, assigns, and sets unto Buyer the following (collectively the "Transferred Property"):

     1. Those improvements owned by Seller and located on, or used in connection with the real property described in Exhibit A attached hereto and made a part hereof, including without limitation, all facility and land improvements, exterior lighting, concrete or asphalt driveway and parking, all contract rights and documents of title, whether considered real or personal property ("Real Property"). Such Real Property being the Howard Honda and Acura dealerships;

S     2. Any site plans, surveys, soil and substratum studies, architectural drawings, plans and specifications, engineering, electrical and mechanical plans and studies, floor plans, landscape plans, appraisals, feasibility studies, and other plans and studies, if any and in Seller's possession or control that relate to the Real Property, to the extent that they are assignable, without representation or warranty of any kind whatsoever as to the assignability of such items or any matter contained therein;

     3. Any unexpired warranties, guaranties and bonds, including, without limitation, contractors' and manufacturers' warranties or guaranties, belonging to Seller in connection with the Real Property, but only to the extent such warranties, guaranties and bonds can be lawfully assigned; and

     4. Any governmental permits, licenses, certificates and authorizations, including, without limitation, certificates of occupancy, held by Seller and related to the construction, use or operation of the Real Property, but only to the extent such permits, licenses, certificates and authorizations can be lawfully assigned.

     Seller warrants and represents that the Transferred Property is free and clear of all liens and encumbrances whatsoever and shall defend Buyer and its successors and assigns from and against any and all adverse claims against the Transferred Property.

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     EXECUTED as of the date set forth above.

                                  GROUP 1 REALTY, INC., a Delaware corporation


                                  By:   /s/ SCOTT L. THOMPSON
                                     ------------------------------------------
                                     Scott L. Thompson, President


STATE OF TEXAS           )
                         )     ss:
COUNTY OF HARRIS         )

This instrument was acknowledged before me on April 17, 2003, by Scott L. Thompson, President of Group 1 Realty, Inc.


                                        /s/ BETH SIBLEY
                                        ---------------------------------------
                                        Notary Public


[Seal]


My Commission Expires:

       01-04-04
----------------------



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                                  EXHIBIT "A"
                               LEGAL DESCRIPTION




TRACT I
A tract of land lying in the Northeast Quarter (NE/4) of Section Fifteen (15), Township Thirteen (13) North, Range Three (3) West of the Indian Meridian, Oklahoma County, Oklahoma, being more particularly described as follows:
Commencing at the Southeast Corner of the NE/4 of said Section 15; Thence North 00 deg. 28' 59" West along the East line of said NE/4 a distance of 598.68 feet to the point of beginning; Thence South 89 deg. 31' 00" West a distance of
422.75 feet; Thence North 00 deg. 01' 29" West a distance of 97.40 feet to a point of curvature; Thence Northwesterly along the arc of a curve to the left, said curve having a radius of 75.00 feet, (a chord bearing North 26 deg. 39' 03" West, a chord length of 67.23 feet) and an arc distance of 69.71 feet; Thence North 08 deg. 16' 38" West a distance of 35.36 feet; Thence North 36 deg. 43' 22" East a distance of 260.01 feet; Thence North 61 deg. 26' 09" East a distance of 92.03 feet; Thence North 89 deg. 31' 01" East a distance of 218.00 feet to a point on the aforementioned East line of said NE/4; Thence South 00 deg. 28' 59" East along said East line a distance of 443.17 feet to the point of beginning.




AND
TRACT II

A tract of land lying in the Northeast Quarter (NE/4) of Section
Fifteen (15), Township Thirteen (13) North, Range Three (3) West of the Indian Meridian, Oklahoma County, Oklahoma, being more particularly described as follows: Commencing at the Southeast Corner of the NE/4 of said Section 15; Thence North 00 deg. 28' 59" West along the East line of said NE/4 a distance of
375.40 feet to the point of beginning; Thence South 89 deg. 31' 01" West a distance of 50.00 feet; Thence South 44 deg. 44' 45" West a distance of 35.21 feet to the Northerly right-of-way line for Northeast 130th Street; Thence South 89 deg. 58' 31" West along said right-of-way line a distance of 324.73 feet; Thence North 45 deg. 01' 29" West a distance of 35.36 feet; Thence North 00 deg. 01' 29" West a distance of 220.29 feet; Thence North 89 deg. 31' 01" East a distance of 422.75 feet to a point on the aforementioned East line of said NE/4; Thence South 00 deg. 28' 59" East along said East line a distance of 223.28 feet to the point of beginning.